THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy II®, American Legacy III®
American Legacy III® B Class, American Legacy III® C Share
American Legacy III® View, American Legacy III® Plus
American Legacy Shareholder’s Advantage® A Share
American Legacy Shareholder’s Advantage® A Class
American Legacy® Design, American Legacy® Fusion
American Legacy® Series, American Legacy® Signature

Supplement dated December 5, 2013 to the Prospectus dated May 1, 2013, as supplemented

This Supplement outlines important changes that impact your American Legacy® individual annuity contract.  All other provisions in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes only and requires no action on your part.

The following features will no longer be available beginning on February 3, 2014.

The Contracts – Death Benefits. As of February 3, 2014, SecureLine® will no longer be offered for death benefit proceeds.

Annuity Payouts – Annuity Options – Lincoln SmartIncomeSM Inflation.  As of February 3, 2014, the Lincoln SmartIncomeSM Inflation fixed annuity payout option will no longer be available.

Please retain this Supplement for future reference.